UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      FEBRUARY 11, 2005
                                                       -------------------------


                               IWO HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                333-39746                                14-1818487
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


           52 CORPORATE CIRCLE
            ALBANY, NEW YORK                               12203
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (518) 862-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     This amendment to the registrant's current report on Form 8-K (filed on February 14, 2005) is being filed to add information regarding a Tax Sharing
    Agreement (as described under Item 1.01(b), below) and to correct certain information regarding options granted to the directors of the registrant (as described under Item 5.02(d), below).


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)         STOCK OPTION AWARDS

            The information set forth under Item 5.02(d) is incorporated herein by reference.

(b)         TAX SHARING AGREEMENT

            Prior to the previously announced consummation of IWO Holdings, Inc.'s Plan of Reorganization, US Unwired Inc. ("US Unwired") was the parent of a U.S. federal consolidated group that included IWO Holdings, Inc. and its subsidiaries. As such, US Unwired and IWO Holdings, Inc. filed consolidated U.S. federal income tax returns. On February 16, 2005, US Unwired, IWO Holdings, Inc. Independent Wireless One Corporation entered into a tax sharing agreement with US Unwired (the "Tax Sharing Agreement") in order to equitably allocate the consolidated federal income tax liabilities of the consolidated group and any similar state and local tax liabilities between IWO Holdings, Inc. and its subsidiaries, on the one hand, and the remainder of the US Unwired group, on the other hand. The Tax Sharing Agreement also addresses certain procedural tax matters.

            A copy of the Tax sharing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)         APPOINTMENT OF DIRECTORS

            The number of Nonqualified Stock Options awarded to non-employee directors that appeared in the third column of the table that is included in "Item 5.02(d) - Appointment of Directors" of the registrant's current report on Form 8-K, filed on February 14, 2005 contained typographical errors. The following table corrects the errors.

-----------------------------------------------------------------------------
      NAME                ANNUAL RETAINER         NONQUALIFIED STOCK OPTIONS
-----------------------------------------------------------------------------
Charles Bayless               $40,000                       3,889
-----------------------------------------------------------------------------
Bret Cloward                    None                         None
-----------------------------------------------------------------------------
Carolyn Katz                  $30,000                       2,778
-----------------------------------------------------------------------------
Ryan Langdon                  $27,500                       2,778
-----------------------------------------------------------------------------
Lowell Robinson               $30,000                       3,056
-----------------------------------------------------------------------------
David Tomick                  $35,000                       3,334
-----------------------------------------------------------------------------


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

            10.1 Tax Sharing Agreement, dated as of February 16, 2005, by and among IWO Holdings, Inc., Independent Wireless One Corporation, Independent Wireless One Leased Realty Corporation and US Unwired Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IWO HOLDINGS, INC.


                                                 By: /s/ Michael Cusack
                                                     --------------------------
                                                     Name:   Michael Cusack
                                                     Title:  Vice President and
                                                             Secretary


Date: February 17, 2005

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.       DESCRIPTION
-----------       -----------

   10.1 Tax Sharing Agreement, dated as of February 16, 2005, by and among IWO Holdings, Inc., Independent Wireless One Corporation, Independent Wireless One Leased Realty Corporation and US Unwired Inc.